As filed with the Securities and Exchange Commission on January 29, 1999.
                                              Registration No. 33-95354

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                       POST-EFFECTIVE AMENDMENT NO. 4 TO


                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                Kansas City Life Variable Life Separate Account
                             (Exact name of trust)

                      KANSAS CITY LIFE INSURANCE COMPANY
                              (Name of depositor)
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
         (Complete address of depositor's principal executive offices)

                               C. John Malacarne
                      Kansas City Life Insurance Company
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
               (Name and complete address of agent for service)

                                   Copy to:
                             Stephen E. Roth, Esq.
                         Sutherland, Asbill & Brennan, LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective:



___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ On May 1, 1998 pursuant to paragraph (b) of Rule 485 ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ___ on April 19, 1999 pursuant to paragraph (a) of Rule 485

Title of securities being registered:  Individual Flexible Premium Variable Life
                                       Insurance Contracts




                                   PROSPECTUS
          Individual Flexible Premium Variable Life Insurance Contracts
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       Kansas City Life Insurance Company

Home Office:                                    Correspondence to:
3520 Broadway                                Variable Administration
Kansas City, Missouri  64111-2565                P.O. Box 419364
Telephone (816) 753-7000                    Kansas City, Missouri  64141-6364
                                               Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract ( "Contract") offered by Kansas City Life Insurance Company . We have provided a glossary of terms at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ( "Variable Account") or another account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

MFS(R) Variable Insurance TrustSM             Manager
     MFS Emerging Growth Series               Massachusetts Financial
     MFS Research Series                      Services Company
     MFS Total Return Series
     MFS Utilities Series
     MFS World Governments Series
     MFS Bond Series

American Century Variable Portfolios           Manager
     American Century VP Capital Appreciation  American Century Investment
     American Century VP International         Management, Inc.

Federated Insurance Series                     Manager
     Federated American Leaders Fund II        Federated Advisers
     Federated High Income Bond Fund II
     Federated Prime Money Fund II

Dreyfus Variable Investment Fund               Manager
     Capital Appreciation Portfolio            The Dreyfus Corporation
     Small Cap Portfolio

Dreyfus Stock Index Fund                       Manager
                                               The Dreyfus Corporation

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of premium payments and to change the amount of Death Benefits payable . This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:  o Option
A: a level Death Benefit; and o Option B: a Death Benefit that fluctuates with the value of the Contract. We guarantee that the Death Benefit proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a special transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of premium payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                     This Prospectus is Dated is May 1, 1999

                               PROSPECTUS CONTENTS

SUMMARY AND DIAGRAM OF THE CONTRACT..........................................5
              DIAGRAM OF THE CONTRACT........................................7
     Kansas City Life Insurance Company.....................................11
     Kansas City Life Variable Life Separate Account........................11
     The Funds..............................................................11

Federated Insurance Series..................................................12
     Resolving Material Conflicts...........................................13
     Addition, Deletion or Substitution of Investments......................14
     Voting Rights..........................................................14
     Applying for a Contract................................................15
     Free Look Right to Cancel Contract.....................................16

PREMIUM PAYMENTS AND ALLOCATIONS............................................16
     Premiums 16
     Premium Payments to Prevent Lapse......................................18
     Premium Allocations and Crediting......................................18
     Transfer Privilege.....................................................19
     Dollar Cost Averaging Plan.............................................19
     Portfolio Rebalancing Plan.............................................20

FIXED ACCOUNT...............................................................20
     Minimum Guaranteed and Current Interest Rates..........................20
     Calculation of Fixed Account Value.....................................21
     Delay of Payment.......................................................21

CHARGES AND DEDUCTIONS......................................................21
     Premium Expense Charge.................................................21
     Monthly Deduction......................................................21
     Daily Mortality and Expense Risk Charge................................23
     Transfer Processing Fee................................................23
     Surrender Charge.......................................................23
     Partial Surrender Fee..................................................24
     Fund Expenses..........................................................24
     Reduced Charges for Eligible Groups....................................25
     Other Tax Charge.......................................................25
     HOW YOUR CONTRACT VALUES VARY..........................................25
     Bonus on Contract Value in the Variable Account........................25
     Determining the Contract Value.........................................25
     Cash Surrender Value...................................................26
     DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT..........................27
     Amount of Death Benefit Proceeds.......................................27
     Coverage Options.......................................................27
     Initial Specified Amount and Coverage Option...........................27
     Changes in Coverage Option.............................................27
     Changes in Specified Amount............................................28
     Selecting and Changing the Beneficiary.................................29
     CASH BENEFITS..........................................................29
     Contract Loans.........................................................29
     Surrendering the Contract for Cash Surrender Value.....................30
     Partial Surrenders.....................................................30
     Maturity Benefit.......................................................31
     Payment Options........................................................31
     Specialized Uses of the Contract.......................................32

ILLUSTRATIONS...............................................................32

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE..................49
     Sale of the Contracts..................................................49
     Telephone Transfer, Premium Allocation and Loan Privileges.............50
     Kansas City Life Directors and Executive Officers......................50
     State Regulation.......................................................52
     Additional Information.................................................52
     Experts  52
     Litigation.............................................................52
     Preparing for Year 2000................................................52
     Legal Matters..........................................................53
     Financial Statements...................................................53

GLOSSARY OF TERMS...........................................................53

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram provide an overview of the Contract. Please read it along with the more detailed information which follows in this Prospectus and the Contract.

Who Should Purchase a Contract. The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations. (See "Illustrations" below and "Specialized Uses of the Contract" on page 36.)

     The Contract. The Contract is an individual flexible premium variable life insurance contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay premiums for insurance coverage. The Contract also provides for accumulation of premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the premiums paid.

The Death Benefit may and the value of the Contract will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate premiums. There is no guaranteed minimum value. We do guarantee to keep the Contract in force during the first five years of the Contract and during the five years following the effective date of an increase in the Specified Amount as long as you meet a premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 17.) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premium Payments to Prevent Lapse," page 18.) The Contract also permits loans and partial surrenders, within limits. If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "Tax Considerations," page 46.)

     Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 16.) During this "free-look" period, we will allocate premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 18.) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

     Special Transfer Right. The special transfer right allows to you convert the Contract to one that provides benefits that don't vary based on the performance of Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase in Specified Amount, you may transfer all or a portion of the value in the Variable Account to the Fixed Account without payment of any transfer fee. This transfer effectively "converts" the Contract into a contract that provides fixed (non-variable) benefits. ( See "Special Transfer Right," page 19.)

     Illustrations. Illustrations in this Prospectus or those used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and don't show past or future performance. Actual rates of return may be higher or lower than those shown in Contract illustrations. Actual Contract values will be different from those illustrated.

The illustrations show Contract values based on both current charges and guaranteed charges. (See "Illustrations," page 32.) Illustrated Contract Values in the illustrations based on current charges reflect a bonus that we may credit beginning in the eleventh Contract Year. The bonus is not guaranteed and we pay it at our sole discretion.

     Contract Tax Compliance. We intend for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Under certain circumstances, a federal tax law views a Contract as a "modified endowment contract." Violation of the definition of life insurance and/or designation as a "modified endowment contract" will affect the tax advantages offered under this Contract. We will monitor Contracts and will notify you on a timely basis if your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. See "Tax Considerations," page 46 for further discussion of the tax status of a Contract and the tax consequences.


     Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364, 1-800-616-3670.

                             DIAGRAM OF THE CONTRACT


                                PREMIUM PAYMENTS


o You select a payment plan (Planned Premium Payment), but you are not required to pay premium payments according to the plan. You can vary the amount and frequency of the planned premium payments and can skip planned premium payments. (See page 16 for rules and limits.)

o The Contract's minimum initial premium payment and planned premium payment depend on the Insured's age, sex and risk class, initial Specified Amount selected, and any supplemental and/or rider benefits.

o You may pay unplanned premium payments, within limits. (See page 17.)

o Under certain circumstances, which include taking excessive Contract loans, you may have to make extra premium payments to prevent lapse. (See page 18.)




                        DEDUCTIONS FROM PREMIUM PAYMENTS


     o We deduct a premium expense charge of 2.25% of all premium payments to cover any state or local premium taxes and administrative expenses. (See page 21.)



                         ALLOCATION OF PREMIUM PAYMENTS
 o You direct the allocation of premium Payments among 14 Subaccounts of the Variable Account and/or the Fixed Account. We apply premiums to your Contract after deducting the premium expense charge. See page 18 for rules and limits on premium allocations.

 o Each Subaccount invests in a corresponding portfolio of the Funds. While the Contract is in effect, the Contract Value will vary according to the investment performance of the Portfolio's of the Funds.

 o We credit amounts allocated to the Fixed Account at interest rates guaranteed to equal or exceed 4%. See page 20 for rules and limits on transfers from the Fixed Account allocations.



                         DEDUCTIONS FROM CONTRACT VALUE




o There is a Monthly deduction for cost of insurance, monthly expense charge, and charges for any supplemental and/or rider benefits. The monthly expense charge is currently $26.00 per month for the first Contract Year and $6.00 per month thereafter, plus $20.00 per month for the 12 Contract Months following an increase in Specified Amount. (See page 21.)






                             DEDUCTIONS FROM ASSETS



o There is a daily charge at a guaranteed maximum annual rate of 0.90% from the Subaccounts for mortality and expense risks. (See page 23.) We don't deduct this charge from the Fixed Account Value.

o Management fees and other expenses are deducted from the assets of each Portfolio before calculation of Subaccount values. (See page 24.) The following tables should assist you in understanding the fund expenses that you will bear. The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various expenses see the prospectuses for the underlying Funds that accompany this Prospectus.


                                                                                                                  MFS
                                                          MFS                            MFS                     World
                                                        Emerging          MFS           Total        MFS      Governments       MFS
                                                         Growth        Research        Return     Utilities       Series       Bond
                                                         Series         Series         Series        Series                   Series

MFS(R) Variable Insurance TrustSM Annual Expenses
 (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                 XX%             XX%            XX%         XX%          XX%           XX%
Other Expenses (after any expense                          XX%             XX%            XX%         XX%          XX%           XX%
                           Reimbursement)1/ 2/          _______         _______        ______      _______      _______       ______


Total Fund Annual Expenses 1/                              XX%             XX%            XX%         XX%          XX%           XX%




                                                                    AM Cent
                                                                  VP Capital          Am Cent VP
                                                                 Appreciation       International


American Century Variable Portfolios Annual Expenses
  (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                             XX%                XX%
Other Expenses                                                         XX%                XX%
                                                                    -------            -------
Total Fund Annual Expenses3/                                           XX%                XX%



                                                                   Federated          Federated        Federated
                                                               American Leaders      High Income         Prime
                                                                    Fund II              Bond            Money
                                                                                       Fund II          Fund II

Federated Insurance Series Annual Expenses
  (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                             XX%                XX%              XX%
Other Expenses (after any expense reimbursement)                       XX%                XX%              XX%
                                                                    -------            -------          -------
Total Fund Annual Expenses4/                                           XX%                XX%              XX%



                                                               Dreyfus
                                                               Capital           Dreyfus
                                                            Appreciation        Small Cap
                                                              Portfolio         Portfolio

Dreyfus Variable Investment Fund Annual Expenses
  (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                        XX%               XX%
Other Expenses (after any expense reimbursement)                  XX%               XX%
                                                               -------           -------
Total Fund Annual Expenses                                        XX%               XX%


                   Dreyfus Stock
                                                                 Index Fund
Dreyfus Stock Index Fund Annual Expenses
  (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                            XX%
Other Expenses (after any expense reimbursement)                      XX%
                                                                   -------
Total Fund Annual Expenses                                            XX%


--------------------------
     1/ The  investment  adviser to MFS Variable  Insurance  Trust has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Series during the current fiscal year: .40% for the Bond Series, and .25% for each remaining Series. Absent this expense arrangement, "Other Expenses" for the Total Return Series, Utilities Series, World Governments Series and Bond Series would be ___%, ___%, ___% and ___%, respectively, and Total Annual Fund Expenses would be 1.02%, 1.20%, 1.15% and 3.58%, respectively, for these Series.
     2/ Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."
     3/ The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For its services, the adviser is paid a fee of 1.50% and 1.00% of the average net assets of the Am Cent VP International and Am Cent VP Capital Appreciation, respectively.
     4/ The adviser to Federated Insurance Series has agreed to waive all or a portion of its fee or reimburse the Fund for certain operating expenses so that the Total Fund Annual Expenses would not exceed .85%, .80%, and .80% respectively, of average net assets of those Portfolios. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the Management Fees would be ___%, ___% and ___% of the average net assets of Federated American Leaders Fund II, Federated High Income Bond Fund II and the Federated Prime Money Fund II, respectively, and the Total Fund Annual Expenses for these Portfolios would be ___%, ___%, and ___%, respectively, of average net assets.

                                                       CONTRACT VALUE

o It is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit.

o Contract Value is equal to premiums (less the premium expense charge), as adjusted each Valuation Day to reflect: Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions. (See page 25.)

o It varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. (See page 21.)

     It can be transferred among the Subaccounts and Fixed Account. We apply a transfer fee of $25.00 if you make more than 6 transfers in a Contract Year. (See page 19 for rules and limits.)

o We may credit a "bonus" to the Contract Value on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Variable Account Value. This bonus is not guaranteed.


                                  CASH BENEFITS

o You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available beginning in the 11th Contract Year. See page 33 for rules and limits.

o Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. We will assess a surrender charge for any resulting reduction in the Specified Amount. See page 30 for limits and a description of the charges. Partial surrenders may have adverse tax consequences.

o You may surrender the Contract in full at any time for its Cash Surrender Value. A sales load charge of up to 30% of actual premiums paid up to a maximum premium amount shown in the Contract, as well as a declining administrative charge, will apply during the first 15 Contract Years and during the 15 years following the effective date of an increase in the Specified amount. See page
23. Surrenders may be subject to adverse tax consequences.

o Payment options are available. (See page 31.)


DEATH BENEFITS
o        Death Benefits pass income tax free to the Beneficiary.

o        They are available as lump sum or under a variety of payment options.

o The Minimum Specified Amount is $100,000 for Issue Ages 0-49 and $50,000 for Issue Ages 50-80. We may allow these minimum limits to be reduced. (Seepage 18.)

o        There are two Coverage Options available:
         Option A-- at least equal to the Specified Amount
         Option B-- at least equal to the Specified Amount plus Contract Value. (See page 27.)

o There is flexibility to change the Coverage Option and Specified Amount. (See page 27 for rules and limits.)

o        There are supplemental and/or rider benefits may be available.
         (See page 43.)

o        We deduct any Indebtedness from the amount payable.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE


Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot make use of assets of the Variable Account (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment advisor or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

MFS(R) Variable Insurance TrustSM
(Manager:  Massachusetts Financial Services Company)

     MFS Emerging Growth Series. The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

     MFS Research Series. The Research Series' investment objective is to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

     MFS Total Return Series. The Total Return Series' primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential.

     MFS Utilities Series. The Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Series' adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     MFS World Governments Series. The World Governments Series' investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. The Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

     MFS Bond Series. The Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds." The risks of investing in junk bonds are described in the prospectus for the MFS(R) Variable Insurance TrustSM, which you should read carefully before investing.

American Century Variable Portfolios, Inc.
(Manager:  American Century Investment Management, Inc.

     American Century VP Capital Appreciation Portfolio. . The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     American Century VP International Portfolio. The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and that have, in the opinion of the investment manager, potential for appreciation.

Federated Insurance Series
(Manager:  Federated Advisers)

     Federated American Leaders Fund II. The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

     Federated High Income Bond Fund II. The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds." The risks of investing in junk bonds is described in the prospectus for Federated Insurance Series, which you should read carefully before investing.

     Federated Prime Money Fund II. The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund
(Manager:  The Dreyfus Corporation)

     Capital Appreciation Portfolio. The primary investment objective of the Capital Appreciation Portfolio is to provide long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. This series invests primarily in the common stocks of domestic and foreign issuers.

     Small Cap Portfolio. The investment objective of the Small Cap Portfolio is to maximize capital appreciation. This series invests primarily in common stocks of domestic and foreign issuers. This series will be particularly alert to companies that it considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

Dreyfus Stock Index Fund
(Manager:  The Dreyfus Corporation)

The primary investment objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this prospectus as well as the current Statement of Additional Information for each Fund . These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.

We have entered into agreements with either the investment adviser or the distributor for each of the Funds pursuant to which they pay us a fee. This fee is based upon an annual percentage of the average aggregate net amount we invest on behalf of the Variable Account and any other of our separate accounts. These percentages differ. Some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements are in lieu of administrative services we provide.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don't currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we can make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account: o operate the Variable Account as a management investment company under the 1940 Act, o deregister it under that Act if registration is no longer required, or o combine it with other Kansas City Life separate accounts.

Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would : o cause a change in sub-classification or investment objectives of one or more of the Portfolios, or o approve or disapprove an investment advisory agreement. o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

PURCHASING A CONTRACT

Applying for a Contract

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required premium to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and then we will return the initial premium to the applicant.

For coverage under the TIA, you must pay an initial premium payment that is at least equal to two Guaranteed Monthly Premiums. Only one Guaranteed Monthly Premium is required for Contracts when premium payments will be made under a pre-authorized payment arrangement. (See "Premiums," page 20.) In general, policies submitted with the required premium payment will have a Contract Date that is the same as the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month, then the date will be set to the 1st of the next following month. For Contracts where premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to two days, unless the approval is the 27th, 28th or 29th of the month in which case the Contract Date would be the first of the next month. We have several exceptions to these rules, described as follows:


         Pre-Authorized   Check   Payment   Plan  (PAC)  or   Combined   Billing
         (CB)--Premium With Application If you request PAC or CB and provide the initial premium with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.

         Combined Billing (CB)--No Premium With Application
         If you request CB and don't provide the initial premium with the application, the Contract Date will be the earlier of the 1st of the month after the Contract is approved or the date the initial premium is received. However, if approval occurs on or between the 1st and the 5th of the month the Contract Date will be the first of the same month that the Contract is approved. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month, then the Contract Date will be the 1st of the following month.

         Government Allotment (GA) and Federal Allotment (FA) If you request GA or FA on the application and provide an initial premium with the application, the Contract Date will be the 1st of the month of approval. If you request GA or FA and we receive no initial premium the Contract Date will be the first of the month for which we receive a full monthly allotment.

         Conversions
         If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date that the previous contract was paid to. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

         Specified Amount Above $250,000
         If you request a specified amount above $250,000 and provide an initial premium with the application, the Contract Date will be the later of the TIA date or the 1st of the month of approval.

The Contract Date is determined by these guidelines except the Owner may be permitted by state insurance law to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Insured's age last birthday on the Contract Date. The minimum Specified Amount is $100,000 for issue ages 0--49 and $50,000 for issue ages 50--80. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

As the Owner of the Contract, you may exercise all rights provided under the Contract. The Insured is the Owner unless a different Owner is named in the application. While the Insured is living, the Owner may by Written Notice name a contingent Owner or a new Owner. If a contingent Owner has not been named , ownership of the Contract passes to the estate of the last owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "Tax Considerations," page 49.)

Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires on the latest of: o 10 days after you receive your Contract or for an increase, your adjusted Contract; o 45 days after your application for either the Contract or the increase in Specified Amount is signed; or o 10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City
Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund premiums paid within seven calendar days after we receive the returned Contract. If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.



PREMIUM PAYMENTS AND ALLOCATIONS

Premiums

The Contract is flexible with regard to the amount of premiums you pay. When we issue the Contract we will set a Planned Premium amount. This amount is only an indication of your preference in making premium payments. You may make additional unscheduled premium payments at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such premium payments. There are requirements regarding the minimum and maximum premium amounts that you can pay.

We deduct a premium expense charge from all premiums prior to allocating them to your Contract. (See "Charges and Deductions," page 21.)

     Minimum Premium Amounts. The minimum initial premium payment required is the least amount for which we will issue a Contract. The minimum initial premium payment amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Periodic Premium payments you propose to make. (See "Planned Periodic Premiums," below.) Consult your Kansas City Life agent for information about the initial premium required for the coverage you desire.

Each premium after the initial premium must be at least $25.

     Maximum Premium Information. Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.
Modifying the Contract may require evidence of insurability. (See "Tax Considerations," page 46.)

Your Contract may become a modified endowment contract if premiums paid exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on Kansas City Life's interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "Tax Considerations," page 46.)

We reserve the right to require satisfactory evidence of insurability prior to accepting unscheduled premiums. (See "Premium Allocations and Crediting," page 18.)

     General Premium Information. We will not accept premium payments after the Maturity Date. You must make premium payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a premium. (See "Loan Repayment," page 29.)

     Planned Premium Payments. When applying for a Contract, you select a plan for paying premiums. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. You may elect to pay level premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium Payment entirely. (See "Premium Payments to Prevent Lapse," page 18, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums Payments at any time.

Guaranteed Payment Period and Guaranteed Monthly Premium. The Guaranteed Payment Period is the period during which we guarantee that your Contract will not lapse as long as you pay at least the specified level of premium. To qualify for this guarantee the total premiums paid must be greater than or equal to the sum of:

1. the accumulated Guaranteed Monthly Premiums in effect on each prior Monthly Anniversary Day, and

2. an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

The Guaranteed Payment Period is five years following the Contract Date and five years following the effective date of an increase in the Specified Amount. The Contract shows the Guaranteed Monthly Premium.

The per $1,000 Guaranteed Monthly Premium factors for the Specified Amount vary by risk class, issue Age, and sex. We include additional premiums for substandard ratings and supplemental and/or rider benefits in the Guaranteed Monthly Premium amount. Upon a change to your Contract, we will recalculate the Guaranteed Monthly Premium, notify you of the new Guaranteed Monthly Premium and amend your Contract to reflect the change.

     Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional premium payment or change the amount of Planned Periodic Premiums. (See "Changes in Specified Amount," page 28.)

Premium Payments to Prevent Lapse

Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of premiums required to prevent lapse of the Contract will also vary. Stated simply, your Contract will lapse when there is insufficient value remaining in the Contract at the end of the Grace Period. The specific conditions that will result in your Contract lapsing will also depend on whether a Guaranteed Payment Period is in effect.

     During the Guaranteed Payment Period.  A grace period starts if:
o there is not enough cash surrender value in your Contract to cover the Monthly Deduction, and o the premiums paid are less than those required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 17.)

The premium required to keep the Contract in force will be an amount equal to the lesser of:
1. the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and
2. an amount to make the Cash  Surrender  Value equal to three  Monthly
   Deductions.

     After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value will not cover the Monthly Deduction. To prevent the Contract from lapsing you must pay enough premium to provide a Cash Surrender Value at least equal to three Monthly Deductions. You must make this payment during the grace period.

     Grace Period. The grace period is 61 days. Its purpose is to give you the chance to pay enough premiums to keep your policy in force. We will send you notice of the amount required to be paid during the grace period. The grace period will begin when we send the notice. Your Contract will remain in force during the grace period. If the Insured dies during the grace period, the Death Benefit proceeds will be payable to the Beneficiary, but the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death. (See "Amount of Death Benefit Proceeds," page 27.) If adequate premiums have not been paid before the grace period ends, your Contract will lapse. It will have no value and no benefits will be payable. (See "Reinstatement," page 43.) A grace period also begins if Indebtedness becomes excessive. (See "Loan Repayment," page 29.)

ALLOCATIONS AND TRANSFERS

Premium Allocations and Crediting

In the Contract application, you specify the percentage of a premium (less premium expense charges) you want allocated to each Subaccount and/or to the Fixed Account. The sum of your allocations must equal 100%. We have the right to limit the number of Subaccounts to which you allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 12. You can change the allocation percentages at any time by sending Written Notice to the Home Office. You can make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone Transfer, Premium Allocation and Loan Privileges," page 53.) The change will apply to the premium payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial premium to the Federated Prime Money Fund II Subaccount. If we receive any additional premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application. (See "Determining the Contract Value," page 25.)

We will credit premiums received on or after the Reallocation Date as directed by you. The premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won't credit premiums requiring additional underwriting until we have completed underwriting and accept the premium payment. If we reject the additional premium payment, we will return the premium payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

o The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account.

o We will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account.

o We allow only one transfer each Contract Year from the Fixed Account.

o The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount.)

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers don't carry over to the next Contract year. For the purpose of assessing the fee, we consider each Written Notice or telephone request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone if you have made the appropriate election at the time of application or have provided proper authorization. (See "Telephone Transfer, Premium Allocation and Loan Privileges," page 50. )

     Special Transfer Right. During the first 24 Months of the Contract or within the first 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Special Transfer Right by transferring all or a portion of the Variable Account Value to the Fixed Account. The Transfer Processing Fee does not apply to the Special Transfer Right.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer specified dollar amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis (as opposed to allocating the total amount at one particular time). We do not guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. The required amounts may be allocated to the Federated Prime Money Fund II Subaccount through initial or subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Transfers from the Fixed Account may have certain restrictions.

You may elect this plan at the time of application by completing the authorization on the application or after the Contract is issued by completing the election form and returning it to us. Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or next following the Reallocation Date or the date you request. Dollar cost averaging will terminate on any of the following: o at the completion of the designated number of months, o when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or
o the day we receive Written Notice instructing us to cancel the plan.

Transfers from the Federated Prime Money Fund II Subaccount for the Dollar Cost Averaging Plan will not count toward the six free transfers permitted each Contract Year. We have the right to cancel this feature at any time with notice to you.

Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. If elected, it enables you to have the accumulated balance of each Subaccount redistributed quarterly to equal a specified percentage of the Variable Account Value. The goal of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. We will make this adjustment at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins. We will not complete the redistribution if the Contract Value is negative at the time portfolio rebalancing is scheduled.

The redistribution will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan terminates.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form and returning it to us. The Portfolio Rebalancing Plan will terminate when:

o        you request any other transfer, or
o        the day we receive Written Notice instructing us to cancel the plan.

We reserve the right to cancel this option at any time with notice to you.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See page 19, Transfer Privilege.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated into the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes don't have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value is equal to:
o        amounts allocated or transferred to the Fixed Account, plus
o        interest credited, less
o        amounts deducted, transferred or surrendered .

Delay of Payment

We reserve the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charge

We deduct a 2.25% premium expense charge from each premium payment. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply premium payments to your Contract net of the premium expense charge.

Monthly Deduction

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that have occurred prior to the Allocation Date. (See "Applying for Contract," page 15.) The Monthly Deduction consists of : (1) cost of insurance charges, (2) Monthly Expense Charge, and (3) any charges for supplemental and/or rider benefits, as described below.


We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

     Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting: o Standard Smoker--available issue ages 15-80 o Standard Nonsmoker--available issue ages 0-80 o Preferred Nonsmoker--available issue ages 15-80

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates for an Insured in a nonsmoker or smoker standard class are lower than guaranteed rates for an Insured of the same age, sex and smoking class in a substandard class.

     Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits," page 47.) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

     Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, premium payments and benefits under Contracts covering males and females of the same age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisors to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

     Monthly Expense Charge. The Monthly Expense Charge is part of the Monthly Deduction. We begin deducting the Monthly Expense Charge from the Contract Value as of the Contract Date. (See "Applying for a Contract," page 18.) Thereafter, we deduct a Monthly Expense Charge as of each Monthly Anniversary Day. The Monthly Expense Charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.
(2) an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The Monthly Expense Charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

     Supplemental and/or Rider Benefit Charges. These charges are part of the Monthly Deduction and vary by the benefit. (See "Supplemental and/or Rider Benefits," page 43.)

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current charge is at an annual rate of 0.90% of net assets. We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 Transfer Processing Fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the Transfer Processing Fee from the amount being transferred or from the remaining Contract Value, according to your instructions. We don't expect a profit from this fee.

Surrender Charge

During the first fifteen Contract Years, we will deduct a Surrender Charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The Surrender Charge is the sum of two parts: o the Deferred Sales Load, and o the Deferred Administrative Expense.

The total Surrender Charge will not exceed the maximum Surrender Charge set forth in your Contract. An additional Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. We credit any Surrender Charge deducted upon lapse back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

     Deferred Sales Load. The purpose of the Deferred Sales Load is to reimburse us for some of the expenses incurred in the distribution of the Contracts. This Deferred Sales Load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. We base the maximum premium amount shown in the Contract on the issue Age, sex, Specified Amount and smoking class applicable to the Insured. If you increase the Contract's Specified Amount, a separate Deferred Sales Load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking class at the time of the increase.

The Deferred Sales Load in the first nine years of the Surrender Charge period is 30% of actual premiums paid up to the maximum premium amount shown in the Contract. After the ninth year of the Surrender Charge Period, the Deferred Sales Load declines until it reaches 0% in the fifteenth year of the Surrender Charge period.

The Deferred Sales Load that applies during the first two years of a Surrender Charge period may not exceed: o 30% of premiums paid up to the first "SEC guideline annual premium," o 10% of premiums paid in excess of the first guideline annual premium and up to the second "SEC guideline annual premium, and
o 9% of premium payments made in excess of two guideline annual premiums.

An "SEC guideline annual premium" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract, assuming cost of insurance rates based on the 1980 Commissioners Standard
Ordinary Mortality Tables, net investment earnings under the Contract at an effective annual rate of 5% and sales and other charges imposed under the Contract.

     Deferred Administrative Expense. The Deferred Administrative Expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations. The Table below shows the Deferred Administrative Expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount. The Deferred Administrative Expense is an amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.

    Table of Deferred Administrative Expenses per $1,000 of Specified Amount

                               End of Year*      Deferred Administrative Expense

                                    1-5                        $5.00
                                     6                          4.50
                                     7                          4.00
                                     8                          3.50
                                     9                          3.00
                                    10                          2.50
                                    11                          2.00
                                    12                          1.50
                                    13                          1.00
                                    14                          0.50
                                    15                          0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate the Deferred Administrative Expense between years monthly. The charge for the first five years is level.


Partial Surrender Fee

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount. We don't anticipate making a profit on this charge.

Fund Expenses

The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Reduced Charges for Eligible Groups

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows: o nature of the association and its organizational framework, o method by which sales will be made to the members of the class, o facility with which premiums will be collected from the associated individuals, o association's capabilities with respect to administrative tasks, o anticipated persistency of the Contract, o size of the class of associated individuals, o number of years the association has been in existence, and o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts. We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.


HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (see "Premium Payments To Prevent Lapse," page 21) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a grace period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 21, and "Grace Period," page 21.)

Bonus on Contract Value in the Variable Account

We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We don't guarantee that we will credit the bonus.

Determining the Contract Value

On the Allocation Date the Contract Value is equal to the initial premium less the Monthly Deductions deducted from the Contract Date. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o performance of the Subaccounts to which amounts have been allocated,

o interest credited on amounts allocated to the Fixed Account,

o  interest  credited  on amounts in the Loan  Account,

o charges,

o transfers,

o partial surrenders, and

o loans and loan repayments.

     Subaccount Values. When you allocate an amount to a Subaccount, either by premium allocation or transfer, we credit your Contract with accumulation units in that Subaccount. The number of accumulation units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Day when the allocation is made.

The number of Subaccount accumulation units we credit to your Contract will increase when you allocate premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when: o we take the allocated portion of the Monthly Deduction from the Subaccount, o you make a loan, o you transfer an amount from the Subaccount, or o you take a partial surrender ( including the Partial Surrender Fee) from the Subaccount.

     Accumulation Unit Values. A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the accumulation unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

     Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

     Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o all premiums allocated to the Fixed Account,  plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans), plus

o interest credited on such premiums and amounts transferred, less

o the amount of any transfers from the Fixed Account, less

o the amount of any partial  surrenders  (including  the Partial  Surrender
Fee) taken from the Fixed Account,  less,

o the pro-rata  portion of the Monthly
Deduction deducted from the Fixed Account.

Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest, less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a grace period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender Charges and any Indebtedness. (See "Premium Payments to Prevent Lapse," page 21 and "Surrendering the Contract for Cash Surrender Value," page 30.)

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. We may require return of the Contract. We will pay the Death Benefit proceeds in a lump sum (See "Payment of Proceeds," page 43) or, if you prefer, under a payment option (See "Payment Options," page 31). We will pay the Death Benefit proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 29.)

Amount of Death Benefit Proceeds

The Death Benefit proceeds are equal to the following:

o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus

o any supplemental and/or rider benefits;  minus

o any Indebtedness on that date;  minus

o any past due Monthly Deductions if the date of death occurred during a grace period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. (See "Limits on Rights to Contest the Contract" and "Misstatement of Age or Sex," page 42.)

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

Coverage Options

You may choose one of two Coverage Options, which will be used to determine the Death Benefit:
o Option A: Death Benefit is the Specified Amount. Option A generally provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.
o Option B: Death Benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value.

To see how and when investment performance may begin to affect the Death Benefit, see the illustrations beginning on page 38.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

Initial Specified Amount and Coverage Option

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

Changes in Coverage Option

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the amount of the Contract Value on the effective date of the change. When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change. We may require satisfactory evidence of insurability.

A  change   in   Coverage   Option   may  have  tax   consequences.   (See  "Tax
Considerations," page 46.)

Changes in Specified Amount

We reserve the right to require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make no more than one change in Specified Amount every twelve Contract Months. If a change in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such premium in excess of the premium limitations. We will make this refund to you after the next Monthly Anniversary.

     Decreases. We reserve the right to decline a requested decrease in the Specified Amount to help ensure compliance with the guideline premium limitations. We can decline the decrease if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract. We also can decline the decrease request if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at issue Ages 0-49 and $50,000 for Contracts that were issued at issue Ages 50-80. A decrease in Specified Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Specified Amount of the Contract may decrease monthly Cost of Insurance Charges. However, a Surrender Charge does apply if the Specified Amount is decreased (See "Surrender Charge," page 23.)

A decrease in the Specified Amount may have tax consequences. (See "Tax Considerations," page 46.)

     Increases. You must submit an application for an increase. Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for ages 0-49 and $50,000 for ages 50-80.) We reserve the right to require satisfactory evidence of insurability. In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. We may decline an application for an increase. If you increase, a change in Planned Premiums may be advisable. (See "Premium Payments Upon Increase in Specified Amount," page 17.)

The increase in Specified Amount is effective on the Monthly Anniversary Day on or following the date we receive and approve the request for the increase. A new Guaranteed Payment Period begins on the effective date of the increase and will continue for five years. We recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. If a Guaranteed Payment Period is in effect, it is also likely that the Contract's Guaranteed Monthly Premium amount will be increased. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 21 and "Premium Payments Upon Increase in Specified Amount," page 17.)

You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free Look Right to Cancel Contract," page 16.)

A new Surrender Charge and Surrender Charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 23). After an increase, we (for purposes of calculating Surrender Charges) attribute a portion of each premium payment you make to the Specified Amount increase, even if you don't increase the amount or frequency of your premiums. We allocate premiums based upon the proportion that the SEC guideline annual premium for the initial Specified Amount and each increase bears to the total SEC guideline annual premium for the Contract.

For purposes of calculating Surrender Charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The Primary Beneficiary is the person entitled to receive the Death Benefit proceeds under the Contract. If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Benefit proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

Contract Loans

You may borrow against your Contract while the Insured is living by submitting a Written Request to the Home Office. The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your Written Request is received and approved. You may also make loans by telephone if you made the appropriate election at the time of application or provided proper authorization to us. (See "Telephone Transfer, Premium Allocation and Loan Privileges," page 50.) We will send Loan proceeds to you generally within seven calendar days. (See "Payment of Proceeds," page 43.)

     Interest. We will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you don't pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

     Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you don't specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

     Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser if you are considering taking out a preferred loan.

     Loan Repayment. You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10.00. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will be credit it as a premium. (Premium expense charges do not apply to loan repayments, unlike unscheduled premium payments. When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

     Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can, (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 46, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct Indebtedness from any Death Benefit proceeds. (See "Amount of Death Benefit Proceeds," page 27.)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable Surrender Charge. We will send you notice of the default. You will have a 61-day grace period to submit a sufficient payment to lapse. The notice will specify the amount that must be repaid to prevent termination. (See "Premium Payments to Prevent Lapse," page 18.)

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request to the Home Office. A Surrender Charge may apply. (See "Surrender Charge," page 23.) We may require return of the Contract. We will process a surrender request as of the date we receive your written request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 43.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 31.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be to able to later reinstate it. Surrenders may have adverse tax consequences.(See "Tax Considerations," page 46.)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a written request to the Home Office. Each partial surrender must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. We will assess a Partial Surrender Fee. (See "Partial Surrender Fee," page 24.) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive a written request for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. (See "Minimum Guaranteed and Current Interest Rates," page 20.) Partial surrenders may have adverse tax consequences. (See "Tax Considerations," page 46.)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We reserve the right to reject a partial surrender request if: o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules, or
o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them. If a partial surrender does result in a reduction of the Specified Amount, a Surrender Charge will apply as described in "Changes in Specified Amount," page 28.

We will process partial surrender requests as of the date we receive your written request and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 43.)

Maturity Benefit

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the Contract Anniversary next following the Insured's 95th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable under the Contract. Payment options are available for use with various types of proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which don't vary with the investment performance of a separate account.

You may apply proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

     Option 1 - Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the proceeds and any unpaid interest in full at any time.

     Option 2 - Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

     Option 3 - Installments For a Specified Period. We pay proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

     Option 4 - Life Income. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. Another option available in this category is the Installment Refund Option under which we will make payments until the total income payments received equal the proceeds applied.

     Option 5 - Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

     Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the Payment Option selected are less than $50, payments may be made less frequently at our option.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits .

Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations" on page 46.)

ILLUSTRATIONS

We have prepared the following tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premiums accumulated at 5% interest compounded annually.

Assumptions

The hypothetical investment rates of return are illustrative only. Don't assume they are representative of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations you make, prevailing interest rates and rates of inflation. These illustrations assume that you allocate premiums equally among the 14 Subaccounts available under the Contract, and that you allocate no amounts to the Fixed Account. We have based these illustrations on the following assumptions: o there are no Contract loans , o an annual premium is paid at the beginning of each Contract Year. Values will be different if the premiums are paid with a different frequency or in different amounts.

Charges Illustrated

The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Portfolios. The tables assume an average annual expense ratio of 0.90% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. For information on the Portfolios' expenses, see the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.90%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of ____%, ____% and ____%, respectively.

The illustrations also reflect the deduction of the Premium Expense Charge and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. We have the contractual right to charge higher guaranteed maximum charges than our current cost of insurance charges. In addition, the bonus, which, if paid, would partially offset the Monthly Deduction beginning in the eleventh Contract Year, is not guaranteed and will be paid at our sole discretion. The current cost of insurance charges and payment of the bonus beginning in the eleventh Contract Year and, alternatively, the guaranteed cost of insurance charges and nonpayment of the bonus, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Indebtedness or charges for supplemental and/or rider benefits.

The illustrations are based on Kansas City Life's sex distinct rates for nonsmokers. Upon request, we will furnish you with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.




$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING CURRENT COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35


                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash      Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value                  Value


1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING GUARANTEED COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash      Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value                   Value


1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING CURRENT COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value


1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING GUARANTEED COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value

1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





$1,000 ANNUAL  PREMIUM
$100,000  SPECIFIED  AMOUNT
COVERAGE  OPTION  A
USING  CURRENT  COST OF  INSURANCE  RATES
Female,  Standard Nonsmoker, Age 35


                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value

1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING GUARANTEED COST OF INSURANCE RATES
Female, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value

1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING CURRENT COST OF INSURANCE RATES
Female, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value

1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$1,000 ANNUAL  PREMIUM
$100,000  SPECIFIED  AMOUNT
COVERAGE  OPTION B
USING  GUARANTEED  COST OF INSURANCE  RATES
Female,  Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value

1           1,050         X         X             X       X      X        X       X       X         X
2           2,153         X         X             X       X      X        X       X       X         X
3           3,310         X         X             X       X      X        X       X       X         X
4           4,526         X         X             X       X      X        X       X       X         X
5           5,802         X         X             X       X      X        X       X       X         X
6           7,142         X         X             X       X      X        X       X       X         X
7           8,549         X         X             X       X      X        X       X       X         X
8          10,027         X         X             X       X      X        X       X       X         X
9          11,578         X         X             X       X      X        X       X       X         X
10         13,207         X         X             X       X      X        X       X       X         X
15         22,657         X         X             X       X      X        X       X       X         X
20         34,719         X         X             X       X      X        X       X       X         X
25         50,113         X         X             X       X      X        X       X       X         X
30         69,761         X         X             X       X      X        X       X       X         X


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

     Incontestability. After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Indebtedness.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

     Misstatement of Age or Sex. If, it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are: (1) the cost of insurance deductions that have been made, and (2) the cost of insurance deductions that should have been made.

If, after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
     (3) reflect a change in the operation of the Variable Account, or (4) provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

Payment of Proceeds

We will ordinarily pay proceeds within seven calendar days after we receive all the documents required for such a payment at our Home Office.

We determine the amount of the Death Benefit proceeds as of the date of the Insured's death. But we determine the amount of all other proceeds as of the date we receive the required documents. We may delay making a payment or processing a transfer request for the following reasons if:

     1. the New York Stock Exchange is closed for other than a regular holiday or weekend,

     2. trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical, or

     3. the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

Personal Growth Account. Under certain circumstances and in accordance with established administrative procedures, we will pay Death Benefit proceeds through Kansas City Life's Personal Growth Account. This account bears interest. We place proceeds to be paid through the Personal Growth Account in our general account. The Personal Growth Account provides check-writing privileges under which we reimburse the bank that pays the check out of the proceeds held in our general account. The Personal Growth Account is not a bank account and is not insured nor guaranteed by the FDIC or any other government agency. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Personal Growth Account is closed.

Reports to Contract Owners

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

Assignment

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a grace period in addition to sending these notices to you.

Reinstatement

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required premium and proof of insurability. See your Contract for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     Disability Continuance of Insurance (DCOI)
     Issue Ages: 15-55, renewal through age 59

     This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Disability Premium Benefit Rider (DPB)
     Issue Ages:  15-55, renewal through 59
     This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Accidental Death Benefit (ADB)
     Issue Ages:  5-60
     This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

     Option to Increase Specified Amount (Assured Insurability - AI) Issue Ages:
     0-38 This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

     Spouse's Term insurance (STI)
     Issue Ages:  15-50 (Spouse's age)
     This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

     Children's Term Insurance (CTI)
     Issue Ages:  14 Days - 17 Years (Children's ages)
     This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

     Other Insured Term Insurance (OI)
     Issue Ages:  0-65 (Other Insured's age)
     This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

     Extra Protection (EXP)
     Issue Ages:  0-80
     This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is age 95 unless an earlier date is requested.

     Maturity Extension Rider (MER)
     Issue Ages:  No restrictions
     This rider provides the Contract owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences..

     Accelerated Death Benefit/Living Benefits Rider (LBR)
     Issue Ages:  No restrictions
     This rider provides you the opportunity to receive an accelerated payment of all or part of of the Contract's Death Benefit (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:
o Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.
o Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

     We can furnish you details about the amount of accelerated death benefit available to you if you are eligible and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

     You are not eligible for this benefit if you are required by law or a government agency to: (1) exercise this option to satisfy the claims of creditors, or (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

     You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax advisor before electing to receive this benefit.

     There is no charge for this rider.

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and Surrender Charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers. The nonsmoker cost of insurance rates for this rider are generally between the Contract's preferred and standard nonsmoker rates. The smoker cost of insurance rates are near the Contract's smoker rates. The cost of insurance rates for the Extra Protection Rider are generally lower than the Contract's rates. In addition, since the term insurance riders don't have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum Surrender Charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your  determination as to how to purchase a desired level of insurance  coverage
should  be  based  on  your  specific   insurance  needs.   Consult  your  sales
representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.


TAX CONSIDERATIONS

Introduction

         The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

         In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate premium payments and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

         In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

     In General. We believe that the Death Benefit under a Contract should be excludible from the gross income of the beneficiary.

         Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

         Distributions (Other Than Death Benefits) from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

         (2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

         Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Contract loans that are outstanding after the first 10 Contract years is less clear and you should consult a tax adviser about such loans.

         Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

     Contract Loans. In general, interest on a Contract loan will not be deductible. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

         Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

         Other Owner Tax Matters. Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Owner or beneficiary. You should consult a tax advisor as to these consequences.

         The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

         The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Our Income Taxes

         At the present time, we make no charge for any Federal, state or local taxes (other than the premium expense charge ) that we incur that may be attributable to the Subaccounts or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

         Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.



OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

We will offer the Contracts to the public on a continuous basis. We don't plan to discontinue offering of the Contracts, but , we reserve the right to do so. Applications for Contracts are solicited by agents who are licensed by state insurance authorities to sell our variable life contracts. They are generally registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries. It is also possible that these agents are instead registered representatives of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account as described in an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 419365, Kansas City, Missouri 64141-6365.

Sunset Financial may pay registered representatives commissions on Contracts they sell based on premiums paid, in amounts up to 50% of premiums paid during the first Contract Year and up to 3% on premiums paid after the first Contract Year. In certain circumstances Sunset Financial may pay additional commissions, other allowances and overrides.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved expenses. The broker-dealers will be compensated as provided in the selling agreements and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

Telephone Transfer, Premium Allocation and Loan Privileges

     You may request a transfer of Contract Value, change in premium allocation or Contract loan by telephone, provided you made the appropriate election at the time of application or provided proper authorization to us. We reserve the right to suspend these telephone privileges at any time if we deem such suspension to be in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and  Principal
Business  Address *      Principal  Occupation  During Past Five Years

Joseph R. Bixby  Director,  Kansas City Life;  Chairman of the Board since
1972. Director of Sunset Life and Old American Insurance Company, subsidiaries of Kansas City Life.

Walter E. Bixby Director, Kansas City Life; Vice Chairman of the Board since 1974; President and CEO from 1990 until he retired in April, 1998. Chairman of the Board of Sunset Life and Chairman of the Board of Old American Insurance Company, subsidiaries of Kansas City Life.

R. Philip Bixby Director, Kansas City Life; Elected Senior Vice President, Operations in 1990; Executive Vice President in 1996 and President and CEO in April, 1998. Primarily responsible for the operation of the Company.

W. E. Bixby, III Director, Kansas City Life; Director and President of Old American Insurance Company, a subsidiary of Kansas City Life. Director of Sunset Life, a subsidiary of Kansas City Life.

Charles R. Duffy Jr. Elected Vice President, Insurance Administration in November, 1989; ; Senior Vice President, Operations since 1996; responsible for Computer Information Systems, Customer Services, Claims and Agency Administration. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.

Richard L. Finn Director, Kansas City Life; Senior Vice President, Finance, since 1984; Chief Financial Officer and responsible for investment of Kansas
City Life's funds, accounting and taxes. Director, Vice President and Chief Financial Officer of Old American and Director and Treasurer of Sunset Life, subsidiaries of Kansas City Life.

Jack D. Hayes Director, Kansas City Life; Elected Senior Vice President, Marketing since February, 1994; responsible for Marketing, Marketing Administration, Communications and Public Relations. Served as Executive Vice President and Chief Marketing Officer of Fidelity Union Life, Dallas, Texas, from June, 1981 to January, 1994.

Francis P. Lemery Director, Kansas City Life; Senior Vice President and Actuary since 1984; responsible for Group Insurance Department, Actuarial, State Compliance and New Business Issue and Underwriting. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.

C. John Malacarne Director, Kansas City Life; Vice President, General Counsel and Secretary since 1991. Responsible for Legal Department, Office of the
Secretary, Stock Transfer Department and Market Compliance. Director and Secretary of Sunset Life and Old American, subsidiaries of Kansas City Life.

Robert C. Miller Senior Vice President, Administrative Services, since 1991. Responsible for Human Resources and Home Office building and maintenance.

Webb R.  Gilmore  Director,  Kansas City Life since 1990;  Partner - Gilmore and
Bell.

Nancy Bixby Hudson Director, Kansas City Life since 1996; Investor.

Warren J. Hunzicker, M.D. Director, Kansas City Life since 1989.

Daryl D. Jensen Director, Kansas City Life; Vice Chairman of the Board and President, Sunset Life Insurance Company of America, a subsidiary of Kansas City Life, since 1975.

Michael J. Ross Director, Kansas City Life since 1972; President and Chairman of the Board, Jefferson Bank and Trust Company, St. Louis, Missouri, since 1971.

Elizabeth T. Solberg Director, Kansas City Life since 1997; Executive Vice President and Senior Partner, Fleishman-Hilliard, Inc. since 1984.

Larry Winn Jr. Director, Kansas City Life since 1985; Retired as the Kansas Third District Representative to the U.S. Congress.

John K. Koetting Vice President and Controller since 1980; chief accounting officer; responsible for all corporate accounting reports. Director of Old American, a subsidiary of Kansas City Life.

                       * The principal business address of
                         all the persons listed above is
                           3520 Broadway, Kansas City,
                                 Missouri 64111.

State Regulation

We are regulated by the Department of Insurance of the State of Missouri, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business.

 Additional Information

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

Ernst & Young, LLP, independent auditors has audited the following reports included in this prospectus: o consolidated balance sheets for Kansas City Life at December 31, 1998 and 1997, o related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998,

o    statement of net assets of the Variable Account at December 31, 1998,

o related statements of operations and changes in net assets for the years ended December 31, 1998 and December 31, 1997 and for the period from January 26, 1996 (inception) to December 31, 1996.


The Independent Auditor's Report is also included in this Prospectus and is provided in reliance upon these reports.

Mark A. Milton, Vice President and Associate Actuary of Kansas City Life has examined actuarial matters in this Prospectus.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Preparing for Year 2000

We are closely monitoring our ability and the ability of our primary vendors and business partners to successfully operate in the year 2000. We are assessing and taking steps to resolve potential problems in both our information technology systems and other systems. As of December 31, 1998 we were about 85% complete as far as addressing the information technology systems. Our other systems are, with one exception, year 2000 compliant. We will address the system that is not compliant during 1999. We are also actively monitoring the compliance programs of third parties with which we have business relationships and are developing contingency plans based on those assessments.

We expect to have contingency plans in place and internal systems year 2000 compliant by the end of 1999. We base this expectation on numerous assumptions of future events. We cannot be sure that these assumptions are accurate and actual results could differ from expected results.


Legal Matters

Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. C. John Malacarne, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

Financial Statements

Kansas City Life's financial statements included in this Prospectus should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The following reports for the Variable Account are also included in the Prospectus: o statement of net assets of the Variable Account at December 31, 1998, and o related statement of operations and changes in net assets for the periods ended December 31, 1998 and December 31, 1997 and for the period from January 29, 1996 (inception), to December 31, 1996.

GLOSSARY OF TERMS

Accumulation Unit An accounting unit used to measure the net investment results of each of the Subaccounts.

Age The Insured's age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date The date we apply your initial premium to your Contract. We allocate this premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial premium at our Home Office.

Beneficiary The person you designate to receive any proceeds payable at the death of the Insured.

Cash Surrender Value The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options Death Benefit options available which affect the calculation of the Death Benefit. Option A provides a Death Benefit at least equal to the Specified Amount. Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Benefit Proceeds The amount of Proceeds payable upon the Insured's death.

FixedAccount An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of or dependent on the investment performance of the Variable Account. It also includes any value in the Loan Account.

Fixed Account Value Measure of value accumulating in the Fixed Account.

GracePeriod A 61-day period we provide when there is insufficient value in your Contract and the Contract will terminate unless you pay additional premiums. This period of time gives you the chance to pay enough premiums to keep your Contract in force.

Guaranteed Monthly Premium A premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364.

Indebtedness The sum of all outstanding Contract loans plus accrued interest.

Insured The person whose life we insure under the Contract.

LapseTermination of the Contract because there is not enough value in the Contract when the Grace Period ends.

Loan Account The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value Measure of the amount of Contract  Value assigned to the Loan
     Account.

Maturity Date The date when Death Benefit coverage terminates and we pay any Cash Surrender Value to you.

Monthly  Anniversary  Day The day of each  month on  which  we make the  Monthly
     Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.

Net  Investment  Factor  An  index  used  to  measure  Subaccount   performance.
     Calculation of the Net Investment Factor is described on page 26.

Owner, You The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments The amount and frequency of premium payments you chose to pay in your last application. This is the amount we will bill you. It is only an indication of your preferences of future premium payments.

Premium/ Premium Payment(s) The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and unscheduled premiums.

Proceeds The total amount we are obligated to pay.

Reallocation Date The date on which the Contract Value we allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount The amount of  insurance  coverage on the  Insured.  The actual
     Death Benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value Measure of the value in a particular Subaccount.

Unscheduled Premium Any premium other than a Planned Premium Payment.

Valuation Day Each day on which both the New York Stock Exchange and Kansas City
     Life are open for business.

Valuation Period The interval of time  beginning at the close of business on one
     Valuation  Day and ending at the close of  business  on the next  Valuation
     Day.

Variable Account The Kansas City Life Variable Life Separate Account.

Variable Account  Value  Measure of the value in a Contract's  Subaccounts.  The
     Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We,  Our, Us Kansas City Life Insurance Company.

Written Notice A written notice in a form satisfactory to us that is signed by the Owner and received at the Home Office.




                          Supplement Dated May 1, 1999,

                         to Prospectus Dated May 1, 1999
                 Kansas City Life Variable Life Separate Account
                        Variable Universal Life Contract

                                   Connecticut



For contracts sold in the state of Connecticut, we change the prospectus as follows to provide for the Right to Exchange provision.

         Delete the "Special Transfer Right" shown on page 22 of the prospectus and replace with the following:

         Right to Exchange -- The Right to Exchange provision allows you to exchange the Contract to one that provides benefits that don't vary based on the performance of Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.





5630                                        5-99a


                          Supplement Dated May 1, 1999,

                         to Prospectus Dated May 1, 1999
                 Kansas City Life Variable Life Separate Account
                        Variable Universal Life Contract

                                    Maryland


For contracts sold in the state of Maryland, we change the prospectus as follows:

         Add the definition for "No-Lapse monthly Premium" and "No-Lapse Payment Period" to page 6 of the prospectus. These definitions are:

         No-Lapse Monthly Premium -- An amount used to measure premium payments paid for purpose of determining whether the guarantee that your Contract will not lapse during the No-Lapse Payment Period is in effect.

         No-Lapse Payment Period -- The period of time during which we guarantee that your Contract will not lapse if you pay the No-Lapse Monthly Premiums.

          Add the following wording after the "Guaranteed Payment Period and Guaranteed Monthly Premium" section of the prospectus on page 19:

         No-Lapse Monthly Premium and No-Lapse Payment Period -- In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total premiums you pay is greater than or equal to the sum of:

     (1) the accumulated No-Lapse Monthly Premiums in effect on each period Monthly Anniversary Date, and

     (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

         The No-Lapse Payment Period is fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue age and sex. We include additional premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

          Add the following paragraph to the "Premium Payments Upon Increase in Specified Amount" section on page 19 of the prospectus:

         A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

          Delete the "After the Guaranteed Payment Period" section on page 20 of the prospectus and replace it with the following:

         After the Guaranteed Payment Period but during the No-Lapse Payment Period -- A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than he amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

         After the No-Lapse Period -- A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the grace period to keep the Contract is force.

          Add the following paragraph to the "Changes in Specified Amount" section on page 30 of the prospectus:

         In addition, a new No-Lapse Payment Period begins on the effective date of the increase and continues for fifteen years. We will recalculate the Contract's No-Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract's No-Lapse Monthly Premium will also generally be increased. See "No-Lapse Monthly Premium and No-Lapse Payment Period" above.

          Delete the "Special Transfer Right" shown on page 21 of the prospectus and replace it with the following:

         Right to Exchange -- The Right to Exchange provision allows you to exchange the Contract to one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months following the Contract Date or within the first 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.


5629                                      5-99a






PART II


                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     The By-Laws of Kansas City Life  Insurance  Company  provide,  in part,  in
Article XII:

     1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

     Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                   REPRESENTATIONS RELATING TO FEES AND CHARGES

Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregrate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.
                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 55 pages. Undertaking to file reports. Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton,  Vice President and Associate Actuary

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A. (1)  Resolutions  of the Board of Directors  of Kansas City Life  Insurance
     Company establishing the Kansas City Life Variable Life Separate Account.1
     (2)  Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc.. 2
          (b)       Not applicable.
          (c)       Schedule of Sales Commissions. 6
     (4)  Not applicable.
     (5)  (a)       Specimen Contract Form. 1
          (b)       Disability Continuance of Insurance Rider. 2
          (c)       Accidental Death Rider. 2
          (d)       Option to Increase Specified Amount Rider. 2
          (e)       Spouse's Term Insurance Rider. 2
          (f)       Children's Term Insurance Rider. 2
          (g)       Other Insured Term Insurance Rider. 2
          (h)       Extra Protection Rider. 2
          (i)       Disability Premium Benefit Rider. 2
          (j)       Temporary Life Insurance Agreement. 2
          (k)       Limited Aviation Rider. 2
          (l)       Unisex Contract Amendment. 2
          (m)       Extended Maturity Rider. 5
          (n)       Accelerated Death Benefit Rider.
     (6)  (a)       Articles of Incorporation of Bankers Life Association of
                    Kansas City. 1
          (b)       Restated Articles of Incorporation of Kansas City Life
                    Insurance Company. 1
          (c)       By-Laws of Kansas City Life Insurance Company.1
     (7)  Not applicable.
     (8)  (a)       Agreement between Kansas City Life Insurance Company, MFS
                    Variable Insurance Trust, and Massachusetts Financial
                    Services Company.1
          (b)       Agreement between Kansas City Life Insurance Company, TCI
                    Portfolios, Inc. and Investors Research Corporation.1
          (c)       Agreement between Kansas City Life Insurance Company,
                    Insurance Management Series, and Federated Securities Corp.1

          (d)       Agreement  between Kansas City Life Insurance Company and
                    each of Dreyfus   Variable   Investment   Fund,   The
                    Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. 5
     (9)  Not Applicable.
     (10) Application Form.1
     (11) Memorandum   describing   issuance,   transfer,   and  redemption
               procedures.

B.   Not applicable.

C.   Not applicable.

2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered.
3. Not  applicable.
4. Not  applicable.
5. Not applicable.
6. Opinion  and  consent of Mark A.  Milton,  Vice  President  and
Associate Actuary, as to actuarial matters pertaining to the securities being registered.

7.   (a) Consent of Ernst & Young LLP.
     (b)  Consent of Sutherland, Asbill & Brennan.
     (c)  Consent of C. John Malacarne.  See Exhibit 2.

----------------------
1    Incorporated herein by reference to the Form S-6 Registration Statement
(File No. 33-95354) for Kansas City Life Variable Life Separate Account filed on August 2, 1995.

2    Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account filed on August 25, 1995.

3    Incorporated herein by reference to Pre-Effective Amendment No. 1. to the
Form S-6 Registration Statement (File No. 33-95354) for Kansas City Variable Life Separate Account filed on December 19, 1995.

4    Incorporated herein by reference to the Form S-6 Registration Statement
(File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 18, 1997.


5    Incorporated herein by reference to Post-Effective Amendment No. 3 of the
S-6 Registration Statement (File No. 33-95354) filing for Kansas City Variable Life Separate Account filed on April 30, 1998.

6    To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Kansas City Life Variable Life Separate Account certifies that it meets all of the requirements of Securities Act Rule 485(a) for effectiveness of this Post-Effective Amendment to its Registration Statement and has duly caused this Post-Effective Amendment No. 4 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 25th day of January, 1999.



[SEAL]                                       Kansas City Life
                                             Variable Life Separate Account

                                             Registrant

                                             Kansas City Life Insurance Company
                                             Depositor


Attest /s/ C. John Malacarne                 By: /s/ R. Philip Bixby
C. John Malacarne                            R. Philip Bixby, President, CEO &
                                             Director

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 4 to the Registraton Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                 Title                              Date


/s/ R. Philip Bixby       President, CEO and Director        January 25, 1999
R.  Philip Bixby


/s/ Richard L. Finn       Senior Vice President, Finance     January 25, 1999
Richard L. Finn           Director
                          (Principal Financial Officer)

/s/ John K. Koetting      Vice President and Controller      January 25, 1999
John K. Koetting          (Principal Accounting Officer)

/s/ J. R. Bixby           Chairman of the Board and          January 25, 1999
J.R.  Bixby               Director


                          Vice Chairman of the Board         January 25, 1999
W. E. Bixby               and Director


                          Director                           January 25, 1999
W. E. Bixby III

/s/Daryl D. Jensen        Director                           January 25, 1999
Daryl D.  Jensen

/s/ Francis P. Lemery     Director                           January 25, 1999
Francis P.  Lemery

/s/ C. John Malacarne     Director                           January 25, 1999
C.  John Malacarne

                          Director                           January 25, 1999
Jack D.  Hayes

/s/ Webb R. Gilmore       Director                           January 25, 1999
Webb R.  Gilmore

/s/ Warren J. Hunzicker, M.D.  Director                      January 25, 1999
Warren J.  Hunzicker, M.D.


                          Director                           January 25, 1999
Michael J.  Ross


                          Director                           January 25, 1999
Elizabeth T. Solberg

/s/ E. Larry Winn, Jr.    Director                           January 25, 1999
E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson    Director                           January 25, 1999
Nancy Bixby Hudson


                              Exhibit Index List
1.A.(5)(n) Accelerated Death Benefit Rider.
1.A.(11)   Memorandum describing issuance, transfer and redemption procedures
2. Opinion and consent of C. John Malacarne as to the legality of the securities being registered.
6. Opinion and consent of Mark A. Milton, Vice President and Associate Actuary, as to actuarial matters pertaining to the securities being registered.

8.         Undertaking.




Exhibit 1.A.(5)(n)


                         Accelerated Death Benefit Rider

ANY ACCELERATED BENEFITS PAID UNDER THIS RIDER MAY BE TAXABLE. IF SO, YOU OR YOUR BENEFICIARY MAY INCUR A TAX OBLIGATION. AS WITH ALL TAX MATTERS, YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR TO ASSESS THE IMPACT OF THIS BENEFIT.



The Benefit

Kansas City Life Insurance Company will provide the opportunity for you to receive payments of all or a portion of the contract's death benefit proceeds prior to the death of the Insured if the Insured is terminally ill or receives care in an eligible nursing home. Two payment options are available under this rider:

(1)   Terminal Illness Option; and

(2)   Nursing Home Option.

The amount of payments varies depending upon the option under which you elect payments. We describe these options and the payments available in more detail below.

Definitions

The following are key words used in this rider. As you read this rider, refer to these definitions.

     Available Proceeds The amount of proceeds available to be paid out under the Accelerated Death Benefit Rider. This amount is equal to the death proceeds payable under the contract at the death of the Insured (adjusted for any contract indebtedness). The amount excludes any term insurance from supplementary benefits or riders. Benefit Base The value we will use to calculate the monthly benefit payable. We will calculate it based on the amount of available proceeds you elect to place under the option. We will adjust this amount to account for a reduced life expectancy that recognizes the Insured's eligibility for the benefit.

       We will also consider, when applicable:

(1)   expected future premiums;

(2)   continued reduction in guaranteed charges;

(3)   continued payment of any excess interest credited on values; and

(4) an expense charge of up to $250 for payment of the accelerated death benefit proceeds. We may waive this expense charge.

     The benefit base will be at least as great as the cash surrender value of the contract multiplied by the percentage of the available proceeds placed under the option of the Accelerated Death Benefit Rider you elect.

      Eligible Nursing Home

     An institution or special nursing unit of a hospital which meets at least one of the following requirements:

(1)   Medicare approved as a provider of skilled nursing care services; or

(2) licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or

(3)   meets all the requirements listed below:


(a)   licensed as a nursing home by the state in which it is located;

(b) main function is to provide skilled, intermediate, or custodial nursing care;

(c) engaged in providing continuous room and board accommodations to 3 or more persons;

(d) under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);

(e)   maintains a daily medical record of each patient; and

(f)   maintains control and records for all medications dispensed.

     Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

Terminal Illness Option

If you have a terminal illness, you may elect this option to provide equal monthly payments for 12 months. In order to be eligible we must receive evidence satisfactory to us. This includes a certification by a licensed physician that the Inusred's life expectancy is 12 months or less. For each $1,000 of benefit base, each payment will be at least $85.21, which assumes an annual interest rate of 5%.

If the Insured dies before we have made all the payments, we will pay the beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

Nursing Home Option

If you are in a nursing home, you may elect level monthly payments for the number of years shown in the table below. In order to exercise this option:

(1) the Insured must be receiving care in an eligible nursing home and must have received such care continuously for the preceding six months; and

(2) we must receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

For each $1,000 of benefit base, each payment will be at least the minimum amount shown in that table, which assumes an annual interest rate of 5%.

If the Insured dies before we have made all the payments, we will pay the beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

With our consent, you may elect a longer payment period than that shown in the table. If you do, we will reduce monthly payments so that the present value of the monthly payments for the longer payment period is equal to the present value of the payments for the period shown in the table, calculated at an interest rate of at least 5%.

We reserve the right to set a maximum monthly benefit of $5,000. We will advise you of the amount before the payment period begins.

If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.


  ATTAINED AGE                 PAYMENT PERIOD        MINIMUM MONTHLY PAYMENT FOR
   OF INSURED                      IN YEARS          EACH $1,000 OF BENEFIT BASE

  64 and under                           10                           $10.50
  65-67                                   8                           $12.56
  68-70                                   7                           $14.02
  71-73                                   6                           $15.99
  74-77                                   5                           $18.74
  78-81                                   4                           $22.89
  82-86                                   3                           $29.80
  87 and over                             2                           $43.64




Effect on Contract

We will reduce the available proceeds will be reduced by any amount used under one of these options.

If you use only a portion of your available proceeds under one of these options, the contract will remain in force and reduced premiums will be payable. We will reduce premiums, values, and the amount of insurance in the same proportion as the reduction in available proceeds. Term insurance amounts provided by supplemental benefits or riders will be unaffected.

If you use only a portion of your available proceeds under the terminal illness option or the nursing home option, the remaining available proceeds must be at least $25,000.

If you use all of your available proceeds under the terminal illness option or the nursing home option, all other benefits under the contract based on the Insured's life will end.

Conditions
Your right to receive payment under any of these options is subject to the following conditions:

(1)   The contract must be in force and not have entered the grace period.

(2)  You must elect the option in writing in a form that meets our requirements.

(3)   The contract cannot be assigned except to us as security for a loan.

(4) We reserve the right to set a limit of $50,000 on the amount of available proceeds you may place under an option.

(5)   We may require you to send us the contract.

(6) The primary purpose of life insurance is to meet your estate planning needs. This benefit provides for the accelerated payment of life insurance proceeds and is not intended to cause you to involuntarily evade proceeds ultimately payable to the named beneficiary. Therefore, we will make the accelerated death benefit proceeds available to you on a voluntary basis only. Accordingly:

(a) If you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, you are not eligible for this benefit.

(b) If you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement, you are not eligible for this benefit.

General Provisions

This rider is a part of the contract to which it is attached and this benefit is subject to all the provisions of this rider and the applicable contract provisions.

Termination of Rider
This rider terminates on the earliest of:

(1)   the date the contract terminates for any reason;

(2)   the date this rider is cancelled by you;

(3)   the date the contract matures; or

(4) the date you exercise a Paid-up Insurance Benefit option, if any, in the contract.



Signed for Kansas City Life Insurance Company, a stock company, at its Home Office, 3520 Broadway, PO Box 419139, Kansas City, MO 64141-6139.


     /s/ C. J. Malacarne           /s/R. P. Bixby
         Secretary                      President

JANUARY 1999

DESCRIPTION OF ISSUANCE,

TRANSFER AND REDEMPTION PROCEDURES FOR CONTRACTS

PURSUANT TO RULE 6e-3(T)(b)(12)(iii)

FOR FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

This document sets forth the current administrative procedures that will be followed by Kansas City Life Insurance Company ("Kansas City Life") in connection with its issuance of individual flexible premium variable life insurance contracts (the "Contracts"), the transfer of assets held thereunder, and the redemption by Contract owners (the "Owners") of their interests in those Contracts. Capitalized terms used herein have the same meaning as in the prospectus for the Contract that is included in the current registration statement on Form S-6 for the Contract as filed with the Securities and Exchange Commission ("Commission" or "SEC").

I.   Procedures   Relating  to  Purchase  and  Issuance  of  the  Contracts  and
     Acceptance of Premiums

A. Offer of the Contracts, Applications, Initial Net Premiums, and Issuance of the Contracts

1. Offer of the Contracts. The Contracts will be offered and sold for premiums pursuant to established premium schedules and underwriting standards in accordance with state insurance laws. Premiums for the Contracts and related insurance charges will not be the same for all Owners selecting the same
Specified Amount. Insurance is based on the principle of pooling and distribution of mortality risks, which assumes that each Owner pays a premium and related insurance charges commensurate with the Insured's mortality risk as actuarially determined utilizing factors such as age, sex, level of specified amount, health and occupation. A uniform premium and insurance charges for all Insureds would discriminate unfairly in favor of those Insureds representing greater risk. Although there will be no uniform insurance charges for all Insureds, there will be a uniform insurance rate for all Insureds of the same risk class and same band for cost of insurance rates. A description of the Monthly Deduction under the Contract, which includes charges for cost of insurance and for supplemental benefits, is in Appendix A to this memorandum.

2. Application. To purchase a Contract, the Owner must complete an application and submit it through an authorized Kansas City Life agent. An application will not be deemed to be complete unless all required information, including without limitation age, sex, and medical and other background information, has been provided in the application.

If the applicant is eligible for temporary insurance coverage, a temporary insurance agreement "TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and the application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.

3. Payment of Minimum Initial Premium and Determination of Contract Date. With the TIA, the applicant must pay an initial premium payment at the time of application that is at least equal to two Guaranteed Monthly Premiums (one Guaranteed Monthly Premium is required for Contracts when premium payments will be made under a pre-authorized payment arrangement). The minimum initial premium payment required depends on a number of factors, such as the age, sex and risk class of the proposed Insured, the Initial Specified Amount, any supplemental and/or rider benefits and the Planned Periodic Premium payments the Owner proposes to make. (See "Planned Periodic Premiums," below.)

In general, policies that are submitted with the required premium payment (and the premium payment is submitted in "good order") will have a Contract Date which will be the date of the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set t the 1st of the next following month. For Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to two days, unless the approval is the 27th, 28th or 29th of the month in which case then the Contract Date would be the first of the next month. There are several exceptions to these rules based on the type of billing, whether the contract involves a conversion and/or whether the specified amount exceeds $250,000.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB) -- Premium with Application If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.

Combined Billing (CB)--No Premium With Application
If CB is requested and the initial premium is not taken with the application, the Contract Date will be the earlier of the 1st month after the Contract is approved or the date the initial premium is received. However, if approval occurs on the 1st, 2nd, 3rd, 4th or 5th of the month the Contract Date will be the first of the same month that the Contract is approved. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the following month.

Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the 1st of the month of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the first of the month for which a full monthly allotment is received.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract the Contract Date will be the date that the previous contract was paid to. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

Specified Amount Exceeds $250,000
If the specified amount requested exceeds $250,000 and an initial premium is taken with the application, the Contract Date will be the later of the TIA date of the 1st of the month of approval.

Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

An initial premium will not be accepted from applicants that are not eligible for TIA coverage. Coverage under the Contract begins on the Contract Date, and Kansas City Life will deduct Contract charges as of the Contract Date.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date. If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and the application has been approved. (For a discussion of underwriting requirements, see "Underwriting Requirements" below). Kansas City Life will deduct contract charges as of the Contract Date.

4. Underwriting Requirements. Kansas City Life requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available issue ages are 0 through 80 on a standard nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Insured's age last birthday on the Contract Date. The minimum Specified Amount is $100,000 for issue ages 0 through
49. The minimum Specified Amount is $50,000 for issue ages 50 through 80. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

5. Determination of Owner of the Contract. The Owner of the Contract may exercise all rights provided under the Contract. The Insured is the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while the Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to Kansas City Life.

B.      Payment and Acceptance of Additional Premiums

1. Generally. Additional unscheduled premium payments can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number and amount of such premium payments and to require satisfactory evidence of insurability prior to accepting unscheduled premiums. A loan repayment must be clearly marked as such or it will be credited as a premium. No premium payment will be accepted after the Maturity Date.

2.      Procedures for Accepting Additional Premium Payments.
Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify the Owner if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. The owner may choose to take a refund of the portion of the premium payment that is determined to be in excess of applicable limitations, or the Owner may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "Underwriting Requirements" above.) Kansas City Life will monitor Contracts and will attempt to notify the Owner on a timely basis if premiums paid under a Contract exceed the "7-Pay Test" as set forth in the Internal Revenue Code and, therefore, the Contract is in jeopardy of becoming a modified endowment contract.

3. Planned Periodic Premiums. When applying for a Contract, the Owner selects a plan for paying level premium payments at specified intervals, e.g., monthly, quarterly, semi-annually or annually. If the Owner elects, Kansas City Life will also arrange for payment of Planned Periodic Premiums on a monthly or quarterly basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned or skip a Planned Periodic Premium entirely. Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Periodic Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a premium payment or the total premium payments paid, as discussed above.

4.      Guaranteed Payment Period and Guaranteed Monthly Premium.
A Guaranteed Payment Period is the period during which Kansas City Life guarantees that the Contract will not lapse if the amount of total premiums paid is greater than or equal to the sum of: (1) the accumulated Guaranteed Monthly Premiums in effect on each prior Monthly Anniversary Day, and (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract. The Guaranteed Payment Periods are five years following the Contract Date and five years following the effective date of an increase in the Specified Amount.

The Guaranteed Monthly Premium is shown in the Contract. The per $1,000 Guaranteed Monthly Premium factors for the Specified Amount vary by risk class, issue age, and sex. Additional premiums for substandard ratings and supplemental and/or rider benefits are included in the Guaranteed Monthly Premium. However, upon a change to the Contract, Kansas City Life will recalculate the Guaranteed Monthly Premium and will notify the Owner of the new Guaranteed Monthly Premium and amend the Owner's Contract to reflect the change.

5. Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. The Owner will be notified of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Periodic Premiums may be advisable.

6. Premium Payments to Prevent Lapse. Failure to pay Planned Periodic Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Periodic Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

a. During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the
Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

b. After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

7. Grace Period. The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. Kansas City Life will send notice of the amount required to be paid during the grace period to the Owner's last known address and the address of any assignee of record. The grace period will begin when the notice is sent. The Owner's Contract will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death (and for any Indebtedness). If the grace period premium payment has not been paid before the grace period ends, the Owner's Contract will lapse. It will have no value and no benefits will be payable. A grace period also may begin if Indebtedness becomes excessive.

C.      Allocation and Crediting of Initial and Additional Premiums

1. The Separate Account, Subaccounts, and Fixed Account. The variable benefits under the Contracts are supported by the Kansas City Life Variable Life Separate Account (the "Variable Account"). The Variable Account currently consists of fourteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund Portfolio that is part of one of the following Funds: MFS Variable Insurance Trust ("MFS Trust"), American Century Variable Portfolios Inc. ("American Century Variable Portfolios), Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund. Each Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Owners also may allocate Contract Value to Kansas City Life's general account (the "Fixed Account"). Additional Subaccounts may be added from time to time to invest in portfolios of MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund or any other investment company.

2. Allocations Among the Accounts. Net Premiums and Contract Value are allocated to the Subaccounts and the Fixed Account in accordance with the following procedures.

a. General. In the Contract application, the Owner specifies the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of the allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated. The Owner can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. The change will apply to premium payments received with or after receipt of that Written Notice.

b. Allocation of Initial Premium. On the Allocation Date, the initial Net Premium will be allocated to the Money Market Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and an application has been approved, or the date the initial premium is received in good order at the Home Office. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required. If any additional premiums are received in good order before the Reallocation Date (as defined below), the corresponding Net Premiums also will be allocated to the Money Market Subaccount. The "free-look" period under the Contract is assumed to end on the Reallocation Date, and on that date, Contract Value in the Money Market Subaccount will be allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

c. Allocation of Additional Premiums. Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Day they are received at Kansas City Life's Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. (See "Underwriting Requirements" above). If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

II.     Transfers Among Accounts

        A.      Transfer Privilege

1. General. After the Reallocation Date and prior to the Maturity Date, the Owner may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the restrictions described below. Kansas City Life will make the transfer on the date that it receives Written Notice requesting such transfer.

2. General Restrictions on Transfer Privilege. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account. There is no limit on the number of transfers that can be made among Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (For a description of those restrictions, see "Restrictions on Transfers from Fixed Account," below.) The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. Kansas City Life will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Request (or telephone request described below) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to the Owner's instructions.

3. Restrictions on Transfers from Fixed Account. One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case Kansas City Life will transfer the entire amount.

B.      Telephone Transfer, Premium Allocation Changes and Loan Privileges

1. Election of the Program. Transfers, changes in premium allocation and loan requests will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to Kansas City Life. Kansas City Life reserves the right to suspend telephone transfer, premium allocation and/or loan privileges at any time, for any reason, if it deems such suspension to be in the best interests of Contract Owners.


2. Procedures Employed to Confirm Genuineness of Telephone Transfer, Premium Allocation Changes and Loan Privileges Instructions. Kansas City Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Kansas City Life follows those procedures it will not be liable for any losses due to unauthorized or fraudulent instructions.
Kansas City Life may be liable for such losses if it does not follow those reasonable procedures. The procedures Kansas City Life will follow for telephone transfers, premium allocation changes and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

C.      Dollar Cost Averaging Plan

1. General. The Dollar Cost Averaging Plan, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Money Market Subaccount to other Subaccounts. At least $250 must be transferred from the Money Market Subaccount each month. The required amounts may be allocated to the Money Market Subaccount through initial or subsequent premium payments or by transferring amounts into the Money Market Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

2. Election and Operation of the Program. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to Kansas City Life. The election form allows the Owner to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date The Owner requests. Dollar cost averaging will terminate at the completion of the designated number of months or the day Kansas City Life receives Written Notice instructing Kansas City Life to cancel the Dollar Cost Averaging Plan.

Transfers made from the Money Market Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer rocessing Fee.

D.      Portfolio Rebalancing Plan

1. General. The Owner may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences.

2. Election and Operation of the Plan. If elected, this plan automatically adjusts the Owner's Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

III. "Redemption" Procedures: Full and Partial Surrenders, Maturity Benefit, Death Benefits, and Loans

A.      "Free-Look" Period

The Owner may cancel the Contract for a refund during the "free-look" period. This period expires 10 days after the Owner receives the Contract, 45 days after the application for the Contract is signed, or 10 days after Kansas City Life mails or delivers a Notice of Withdrawal Right (described below), whichever is latest. If the Owner decides to cancel the Contract, the Owner must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void from the beginning. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid. In some states we may be required to refund the greater of Contract Value and premiums paid.

In addition, the Owner may cancel an increase in Specified Amount that the Owner has requested within 10 days after the Owner receives the adjusted Contract, within 45 days after the date the application for the increased coverage is signed, or within 10 days after Kansas City Life mails the Notice of Withdrawal Right for the Specified Amount increase, whichever is latest. The Specified Amount increase will be canceled from its beginning and any charges attributable to the increase will be returned to Contract Value.

B.      Notice of Withdrawal Right Required by Rule 6e-3(T)(b)(13)(viii)
Upon issuance of a Contract, Kansas City Life will send by first class mail or personal delivery to the Contract Owner a written document containing (i) a notice of the right to return the Contract to Kansas City Life or to one of its authorized agents before the latest of: (a) 10 days after the Owner receives the Contract; (b) 45 days after the application for the Contract is signed; and (c) 10 days after Kansas City Life mails or delivers such notice of the right to return the Contract to the Owner; (ii) a statement of Contract fees and other charges and an illustration of guideline annual premiums, death benefits, and cash surrender values applicable to the age, sex, and risk class of the Insured; and (iii) a form of request for refund of gross premiums paid on the Contract setting forth (a) instructions as to the manner in which a refund may be obtained, including the address to which the request form should be mailed; and
(b) spaces necessary to indicate the date of such request, the Contract number, and the signature of the Contract Owner.

C.      Surrendering the Contract for Cash Surrender Value

The Owner may surrender the Contract at any time for its Cash Surrender Value by submitting a written request to the Home Office. Kansas City Life may require return of the Contract. A Surrender Charge may apply. A surrender request will be processed as of the date the Owner's written request and all required documents are received. Payment will generally be made within seven calendar days. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. The Owner's Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated.

D.      Partial Surrenders

1. General. The Owner may make partial surrenders under the contract at any time, subject to the conditions below. The Owner must submit a Written Request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. This charge will be deducted from the Owner's Contract Value along with the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a Written Request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

2. Allocation of Partial Surrender Among the Accounts. When the Owner requests a partial surrender, the Owner can direct how the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account. If the Owner provides no directions, the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.

3. Effect of Partial Surrender on Death Benefit. If Coverage Option A is in effect, Kansas City Life will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess, if any, of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, the Specified Amount will not be reduced. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, or if the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Kansas City Life.

4. Date Partial Surrender Requests Are Processed. Partial surrender requests will be processed as of the date the Owner's written request is received in good order, and generally will be paid within seven calendar days. A written request for a partial surrender will be deemed to be good order when, among other things, all required supporting documentation has been received.

E.      Surrender Charge

During the first fifteen Contact Years, a Surrender Charge will be deducted from the Contract Value if the Contract is completely surrendered or lapses or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The Surrender Charge is the sum of two parts, the Deferred Sales Load and the Deferred Administrative Expense. The total Surrender Charge will not exceed the maximum Surrender Charge set forth in the Contract. An additional Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.

Any Surrender Charge deducted upon lapse is credited back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Contract was lapsed will not count.

1. Deferred Sales Load. The Deferred Sales Load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. The maximum premium amount shown in the Contract is based on the issue Age, sex, Specified Amount, and smoking class applicable to the Insured. If the Owner increases the Contract's Specified Amount, a separate Deferred Sales Load will apply to the Specified Amount increase, based on the Insured's Age, sex, and smoking class at the time of the increase.

The Deferred Sales Load in the first nine years of the Surrender Charge period is 30% of actual premiums paid up to the maximum premium amount shown in the Contract. After the ninth year of the Surrender Charge Period, the Deferred Sales Load declines until it reaches 0% in the fifteenth year of the Surrender Charge period.

Notwithstanding the sales load applicable during a Surrender Charge period, the Deferred Sales Load that applies during the first two years of a Surrender Charge period may not exceed 30% of premiums paid up to the first "SEC guideline annual premium,"10% of premiums paid in excess of the first guideline annual premium and up to the second SEC guideline annual premium, and 9% of premium payments paid in excess of two guideline annual premiums. An "SEC guideline annual premium" is a hypothetical level amount that would be payable to the Maturity Date for the benefits provided under the Contract, assuming cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings under the Contract at an effective annual rate of 5%, and sales and other charges imposed under the Contract.

The Deferred Sales Load is calculated separately for the Initial Specified Amount and any increase in Specified Amount. Net Premiums paid after each increase will be allocated to the initial Specified Amount and each increase made. Net Premiums are allocated based upon the proportion that the SEC guideline annual premium for the Initial Specified Amount and each increase bears to the total SEC guideline annual premium for the Contract.

2. Deferred Administrative Expense. The Table below shows the Deferred Administrative Expense deducted if the Owner surrenders, lapses, reduces the Specified Amount, or takes a partial surrender during the first fifteen Contract Years or during the fifteen years following an increase in Specified Amount. The Deferred Administrative Expense is an amount per $1,000 of Specified Amount and will grade down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount
                  End of Year*            Deferred Administrative Expense
                        1-5                     5.00
                        6                       4.50
                        7                       4.00
                        8                       3.50
                        9                       3.00
                        10                      2.50
                        11                      2.00
                        12                      1.50
                        13                      1.00
                        14                      0.50
                        15                      0.00

                * End of year means number of completed Contract years or number of completed years following an increase in Specified Amount.

                After the fifth year, the Deferred Administrative Expense between years will be pro-rated monthly. The charge for the first five years will be level.

F.      Partial Surrender Fee
Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount.

G.      Redemptions for Monthly Deduction

On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that have occurred prior to the Allocation Date. (The Monthly Deduction is described in Appendix A.) Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Owner's Contract Date is the date used to determine the Owner's Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees, and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

H.      Death Benefits

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of the Insured's death that Kansas City Life deems satisfactory. Kansas City Life may require return of the Contract. The Death Benefit will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof or, if elected, under a payment option. The Death Benefit will be paid to the Beneficiary.

Under certain circumstances and in accordance with established administrative procedures, we will pay death benefit proceeds through Kansas City Life's Personal Growth Account, an interest bearing account. Proceeds paid through the Personal Growth Account are placed in our general account. Check-writing privileges are provided in the Personal Growth Account under which the bank that pays the check will be reimbursed by Kansas City Life out of the proceeds held in our general account. The Personal Growth Account is not a bank account and is not insured nor guaranteed by the FDIC or any other government agency. A Contract Owner or beneficiary (whichever applicable) will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Personal Growth Account is closed.

1. Amount of Death Benefit Proceeds. The Death Benefit proceeds are equal to the sum of the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death, plus any supplemental and/or rider benefits, minus any Indebtedness on that date and, if the date of death occurred during a grace period, minus any past due Monthly Deductions. Under certain circumstances, including without limitation when the age or sex of the Insured has been misstated or when the Insured dies by suicide within two years of the Contract Date or within two years after the effective date of any increase in the Specified Amount, the amount of the Death Benefit may be further adjusted. If part or all of the Death Benefit is paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

2. Coverage Options. The Contract Owner may choose one of two Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is the greater of the Specified Amount or the Applicable Percentage (as described below) of Contract Value on the date of the Insured's death. Under Option B, the Death Benefit is the greater of the Specified Amount plus the Contract Value on the date of death, or the Applicable Percentage of the Contract Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option A, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the Death Benefit will vary directly with the investment performance of the Contract Value.

The "Applicable Percentage" is 250% when the Insured has attained Age 40 or less, and decreases each year thereafter to 100% when the Insured has attained Age 95.

3. Initial Specified Amount and Coverage Option. The Initial Specified Amount is set at the time the Contract is issued. The Owner may change the Specified Amount from time to time, as discussed below. The Owner selects the Coverage Option when the Owner applies for the Contract. The Owner also may change the Coverage Option, as discussed below.

4. Changes in Coverage Option. We reserve the right to require that the Contract be in force for one Contract Year before any change in Coverage Option and that no more than one change in Coverage Option be made in any 12-month period. On or after the first Contract Anniversary, the Owner may change the Coverage Option on the Contract subject to the following rules. After the Coverage Option has been changed, it cannot be changed again for the next twelve Contract Months. After any change, the Specified Amount must be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Kansas City Life receives and accepts the request. Kansas City Life may require satisfactory evidence of insurability. (See "Underwriting requirements," above.)

When a change from Option A to Option B is made, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the Contract Value on the effective date of the change. When a change from Option B to Option A is made, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.

5. Ability to Adjust Specified Amount. We reserve the right to require that the Contract be in force for one Contract Year before a change in Specified Amount and we reserve the right to only allow one change in Specified Amount every twelve Contract months. If a change in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Contract as a life insurance contract, Kansas City Life will refund, after the next Monthly Anniversary, to the Owner the amount of such excess above the premium limitations.

Kansas City Life reserves the right to decline a requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract, or if to effect the requested decrease, payments to the Owner would have to be made from the Contract Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Cash Surrender Value under the Contract.

The Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at issue Ages 0-49 and $50,000 for Contracts that were issued at issue Ages 50-80. A decrease in Specified Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Any increase in the Specified Amount must be at least $25,000 and an application must be submitted. Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time.

The increase in Specified Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. A new Guaranteed Payment Period will begin on the effective date of the increase and will continue for five years. The Contract's Guaranteed Monthly Premium will be recalculated to reflect the increase. If a Guaranteed Payment Period is in effect, the Contract's Guaranteed Monthly Premium amount will also generally be increased. An increase in Specified Amount may be cancelled by the Owner in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase.

A new Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. After an increase, Kansas City Life will, for purposes of calculating Surrender Charges, attribute a portion of each premium payment the Owner makes to the Specified Amount increase, even if the Owner does not increase the amount or frequency of the Owner's premiums. Kansas City Life will calculate the portion of the premium that is attributable to the Specified Amount increase in accordance with SEC regulations. For purposes of calculating Surrender Charges and cost of insurance charges, any Specified Amount decrease will be used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it will be used to reduce the Initial Specified Amount.

I.      Loans
1. When Loans are Permitted. Prior to the death of the Insured, the Owner may borrow against the Contract at any time by submitting a written request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Contract loans will be processed as of the date the Owner's written request is received and approved. Loan proceeds generally will be sent to the Owner within seven calendar days.

2. Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

3. Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. Thus, a loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4%. Interest earned on the Loan Account will be added to the Fixed Account.

4. Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be made. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. The preferred loan provision is not guaranteed.

5. Loan Repayment;. The Owner may repay all or part of the Owner's Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $50.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

6. Reduction in Death Benefit. If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds.

7. Default. If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. The Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination.

J.      Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. The Owner may apply proceeds of $2,000 or more which are payable under this Contract to any of the following options:

1. Option 1 - Interest Payments. Kansas City Life will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

2. Option 2 - Installments of a Specified Amount. Kansas City Life will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

3. Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

4. Option 4 - Life Income. Kansas City Life will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Payments received under the Installment Refund Option will continue until the total income payments received equal the proceeds applied.

5. Option 5 - Joint and Survivor Income. Kansas City Life will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

6. Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option. If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

K.      Delay in Redemptions or Transfers
Kansas City Life will ordinarily pay any Death Benefit proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

L.      24-Month Conversion Right
The conversion right required by Rule 6e-3(T)(b)(13)(v)(B) is provided by permitting the Contract Owner during the first 24 Contract Months following the Contract Date and during the first 24 Contract Months following the effective date of an increase to the Specified Amount, to exercise a one-time Special Transfer Right by requesting that all or a portion of the Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Right does not count toward the six transfers that are permitted each Contract Year without imposing the Transfer Processing Fee, and is not subject to a Transfer Processing Fee. Since a new contract, under which payments (or charges), dividends, and cash values could vary from those under the existing Contract, will not be issued, no adjustment in payments and cash values under the Contract would be required to address such variances.

M.      Maturity Benefit
The Maturity Date is the Contract Anniversary an or next following the Insured's 95th birthday. If the Contract is still in force on the Maturity Date, the Maturity Benefit will be paid to you. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

APPENDIX A
On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary Day that have occurred prior to the Allocation Date. Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Contract Date is the date used to determine the Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees (the "Monthly Expense Charge"), and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk on that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit, discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the current interest rate that is being credited on portions of any Net Premiums that are allocated to the Fixed Account as of that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, level of specified amount, number of completed Contract Years, and risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting: Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. Standard Nonsmoker rates are available for Issue Ages 0-80. Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

The cost of insurance rate for an increase in Specified Amount will be determined on each Monthly Anniversary Day and is based on the Insured's Age, sex, number of completed Contract Years, and risk class.

Kansas City Life places the Insured in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Specified Amount is requested, Kansas City Life conducts underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Specified Amount, and the existing risk class will continue to apply to the existing Specified Amount.

Kansas City Life does not conduct underwriting for an increase in Specified Amount if the increase is requested as part of a conversion from a term contract or on exercise of the Option to Increase the Specified Amount Rider. In the case of a term conversion, the risk class that applies to the increase will be based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase will be the class in effect on the initial Specified Amount at the time that the increase is elected.

The net amount at risk associated with a Specified Amount increase is determined by the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that is attributed to the Specified Amount increase. The remaining percentage of the Contract's total net amount at risk is attributed to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then 40% of the total net amount at risk is attributed to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk used to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Monthly Expense Charge. Kansas City Life will begin deducting the Monthly Expense Charge from the Contract Value as of the Contract Date. Thereafter, Kansas City Life will deduct a Monthly Expense Charge from the Contract Value as of each Monthly Anniversary Day. The Monthly Expense Charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge which applies in all years. The maintenance charge is guaranteed not to exceed $6.00.

(2) An acquisition charge which is a charge of $20 per Contract Month for the first Contract Year and $20 per Contract Month for 12 months following the effective date of an increase in Specified Amount.

The Monthly Expense Charge reimburses Kansas City Li fe for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

Reduced Charges for Eligible Groups
The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors we will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and it organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of any Contract holder.

Supplemental and/or Rider Benefits
The following supplemental and/or rider benefits are available and may be added to the Owner's Contract. Monthly charges for these benefits and/or riders will be deducted from the Owner's Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

         Disability Continuance of Insurance (DCOI)
         Issue Ages: 15-55, renewal through age 59 This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

          Accidental Death Benefit (ADB)
         Issue Ages:  0-60
         This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

         Option to Increase Specified Amount (Assured Insurability - AI)
         Issue Ages:  0-38
         This rider allows the Specified Amount of the Contract to increase bythe option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

         Spouse's Term insurance (STI)
         Issue Ages:  15-50 (Spouse's age)
         This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

         Children's Term Insurance (CTI)
         Issue Ages:  14 Days - 17 Years (Children's ages)
         This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

         Other Insured Term Insurance (OI)
         Issue Ages:  0-65 (Other Insured's age)
         This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

         Extra Protection (EXP)
         Issue Ages:  0-80
         This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is age 95 unless an earlier date is requested.

         Disability Premium Benefit Rider (DPB)
         Issue Ages:  15-55, renewal through 59
         This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that is requested by the Owner. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

         Accelerated Death Benefit/Living Benefits Rider (LBR)
         Issue Ages: No age limitations
         This rider provides you the opportunity to receive an accelerated payment of all or part of of the Contract's Death Benefit (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:
o Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.
o Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

         We can furnish you details about the amount of accelerated death benefit available to you if you are eligible and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

         You are not eligible for this benefit if you are required by law or a government agency to: (1) exercise this option to satisfy the claims of creditors, or (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

         You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax advisor before electing to receive this benefit.

         There is no charge for this rider.

Bonus on Contract Value in the Variable Account
A bonus may be credited to the Contract on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount of the Variable Account at the end of each Contract Month. This bonus is not guaranteed, and Kansas City Life may decide not to pay the bonus.